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 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



 To the Securities and Exchange Commission

 I hereby consent to the use of my report dated March 7, 2000 in the Registration Statement on Form SB-2 for AXXBIZ.COM, INC. for the period ended December 31, 1999.

  /s/ Harvey Judkowitz
  -----------------------

 Harvey Judkowitz
 Certified Public Accountant

 March 7, 2000